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                                                                   EXHIBIT 10.12


                           PHASE FORWARD INCORPORATED

                          Stock Restriction Agreement

     AGREEMENT (this "Agreement"), dated as of November 27, 2001 by and between PHASE FORWARD INCORPORATED, a Delaware corporation (the "Company") and John J. Schickling ("Stockholder"), who is the holder of an option (the "Option") to purchase 65,000 shares of the Company's Common Stock granted pursuant to the Company's Amended and Restated 1997 Stock Option Plan (the "Stock Option Plan") (such shares of Common Stock presently owned and any additional shares which the Stockholder may acquire upon exercise of the Option or otherwise being hereinafter collectively called the "Shares").

     WHEREAS, at the date this Agreement, the Stockholder has exercised the Option and has purchased thereunder all of the Shares; and

     WHEREAS, the Company and the Stockholder believe it is in the best interests of the Company and of the Stockholder that certain restrictions be placed upon all of the Shares;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Sale. Pursuant to the exercise of the Option as set forth in the Non-Qualified Stock Option Agreement (the "Option Agreement") dated as of November 6, 2001, the Company hereby issues to the Stockholder 65,000 shares (the "Shares") of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, for an exercise price of $3.00 per share (the "Exercise Price"), to be paid either by cash or by check payable to the order of the Company or by combination of (i) cash or check payable to the order of the Company in the amount of at least par value of the Shares and (ii) a promissory note dated as of the date hereof by and between the Company and the Stockholder in the principal amount of $194,350.00 substantially in the form attached hereto as Exhibit A (the "Promissory Note"). Simultaneously with the execution of the Promissory Note and the purchase of the Shares, Stockholder shall execute a pledge agreement dated as of the date hereof between the Stockholder and the Company. This sale is made pursuant and subject to the following terms and conditions.

     2. Receipt of Exercise Price. The Company hereby acknowledges receipt of
(i) cash in the amount of $650.00 and, if applicable, (ii) the Promissory Note in the principal amount of $194.350.00, as payment in full of the Exercise Price of the Shares, in accordance with Section 1.

     3. Company Purchase Option-

        3.1 Option to the Company to Purchase the Shares. The Stockholder hereby grants to the Company an irrevocable right and option (the "Purchase Option") to purchase all or



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any portion of the Shares, rounded to the nearest whole share, on the terms and conditions set forth in this Agreement.

     At any time within (90) ninety days after the Stockholder ceases to be employed by the Company or a subsidiary of the Company, the Company shall have the right to exercise the Purchase Option and to purchase from the Stockholder (or his estate, it being understood that Shares released from the Purchase Option under this Agreement shall pass upon the Stockholder's death to the Stockholder's estate), for an amount per share equal to the Exercise Price (the "Option Price"), up to that fraction of the Shares specified in the following table.

If Cessation of Employment Occurs        % of Shares Subject to Purchase Option
---------------------------------        --------------------------------------

On or after January 11, 2001, but                    100% of the Shares
before February 1, 2001

On the first day of each month               Percentage of shares subject to
thereafter                                     Purchase Option on the 1st
                                               day of the prior calendar
                                                month less 2.08% of the
                                                        Shares

On or after January 11, 2005                              None

     Notwithstanding the foregoing, if the Optionholder's employment with the Corporation is terminated by the Corporation without Cause (as defined in the Stock Option Plan) prior to January 10, 2002, the percentage of shares subject to the Purchase Option shall decrease by an additional one-forty-eighth (2.08%) of the Shares.

     The Shares subject to the Purchase Option are hereinafter sometimes referred to as the "Unvested Shares." Shares that are not Unvested Shares are hereinafter sometimes referred to as the "Vested Shares."

     3.2 Exercise of Option. The Purchase Option shall be exercised by written notice delivered or mailed by the Company to the Stockholder (or his estate), accompanied by payment by check for the Option Price for the Shares being repurchased.

     3.3 Delivery of Repurchased Shares. The Stockholder agrees that he (or his executors or administrators or other legal representative, as the case may
be) shall promptly deliver to the Company, at the Company's principal office, certificates for any Shares which are repurchased by the Company pursuant to this Section 3, and that such certificates shall be duly endorsed in blank for transfer to the Company; provided, however, that if the Stockholder fails to deliver such certificates to the Company on or before the fifth day following delivery to the Stockholder by the Company of the notice and payment required by subsection 3.2, the Shares repurchased shall be deemed to be transferred to the Company on such date, and all rights of the Stockholder with respect to such Shares shall thereupon cease.




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          3.4  Shares Not Repurchased. In the event the Company declines in writing to repurchase any or all of the Shares or does not exercise its option for repurchase as provided herein, the Shares shall remain the property of the Stockholder.

     4. Additional Shares. If, from time to time during the term of the Purchase Option, there is any stock dividend or liquidating dividend of cash and/or property, stock split, subdivision, or other change in the character or amount of any of the outstanding Common Stock of the Company, then in such event any and all new, substituted or additional securities or other property to which the Stockholder is entitled by reason of his ownership of the Shares shall be immediately subject to the Purchase Option, the restrictions on transfer and other provisions of this Agreement and be included in the term "Shares" for all purposes of the Purchase Option, the restrictions on transfer and other provisions of this Agreement with the same force and effect as the Shares presently subject thereto. After each such event, the Option Price per share upon exercise of the Purchase Option shall be appropriately adjusted.

     5.   Restrictions on Transfer.

          (a) No Transfer. The Stockholder shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any of the Unvested Shares, or any interest therein. The Stockholder shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any of the Shares, or any interest therein, unless such transfer shall be made in compliance with the provisions of Section 6 of this Agreement.

          (b) Investment Representation. The Stockholder hereby represents, warrants and agrees with the Company that he or she is acquiring the Shares for his or her own account, for investment and not with a view to or in connection with any distribution thereof. The Stockholder shall not transfer any Shares unless either (i) a registration statement under the Securities Act of 1933, as amended (the "Act"), with respect to the Shares shall have become, and continue to be, effective, or (ii) the Company receives an opinion of counsel that registration of such Shares is not required under the Act.

     6. Right of First Refusal of Dispositions.

          (a) Receipt of Third-Party Offer. If at any time the Stockholder desires to sell for cash, cash equivalents or any other form of consideration (including a promissory note) all or any part of his Vested Shares pursuant to an offer or proposed offer from a third party (the "Proposed Transferee"), the Stockholder shall submit a written offer (the "Offer") to sell such Vested Shares (the "Offered Shares") to the Company on terms and conditions, including price, not less favorable to the Company than those on which the Stockholder proposes to sell such Offered Shares to the Proposed Transferee. The Offer shall disclose the identity of the Proposed Transferee, the number of Offered Shares proposed to be sold, the total number of Shares owned by the Stockholder, the terms and conditions, including price, of the proposed sale, and any other material facts relating to the proposed sale. The Offer shall further state that the Company may acquire, in accordance with the provisions of this Agreement, all or any portion of the Offered




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Shares for the price and upon the other terms and conditions, including deferred payment (if applicable), set forth therein.

          (b) Company Notice of Intent to Purchase. If the Company desires to purchase all or any portion of the Offered Shares, the Company shall give to the Stockholder written notice of the number of Offered Shares to be purchased by it, which notice shall be delivered in person or mailed to the Stockholder within twenty (20) days of the date of the Offer. Such communication shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such Offered Shares. Sale of the Offered Shares to be sold to the Company pursuant to this
Section 6 shall be made a the offices of the Company on the forty-fifth (45th) day following the date of the Offer (or, if such day is not a business day, then on the next succeeding business day). Such sale shall be effected by the Stockholder's delivery to the Company of a certificate or certificates evidencing the Offered Shares to be purchased by the Company, duly endorsed for transfer to the Company, against payment to the Stockholder of the purchase price therefor by the Company by a certified or cashier's check.

          (c) Sale to Third Party. If, within Twenty (20) days of its receipt of the Offer, the Company fails to deliver written notice to the Stockholder of its intention to purchase all of the Offered Shares (the Offered Shares which the Company does not elect to purchase being referred to as the "Refused Shares"), the Refused Shares not so purchased may be sold by the Stockholder at any time within ninety (90) days after the date the Offer was made to the Proposed Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those specified in the Offer. If the Refused Shares are not sold within the ninety (90) day period, they shall continue to be subject to the requirements of a prior offer pursuant to this Section 6. If the Refused Shares are sold pursuant to this Section 6 to any purchaser who is not a party to this Agreement, the Company, may at its option, require the purchaser to execute and deliver a new Stock Restriction Agreement in substantially the form of this Agreement containing substantially the same terms as those set forth herein.

          (d) Permitted Transfers. The Stockholder shall have the right to make Permitted Transfers of the Stockholder's Shares and the provisions of subsections (a), (b) and (c) above shall not apply to any such Permitted Transfer by the Stockholder. For purposes of this Agreement, "Permitted Transfer" shall mean any transfer by the Stockholder during his lifetime of all or any portion of his Shares to the Company, or of any portion of his Vested Shares (i) to another holder of issued and outstanding shares of capital stock of the Company; or (ii) to or for the benefit of any spouse, child or grandchild of the Stockholder, or to a trust for the benefit of any of the foregoing, including transfers by will or the laws of descent and distribution; provided, however, that, it shall be a condition of each such transfer, that (x) the transferee agrees to be bound by the terms of this Agreement as though no such transfer had taken place, and that (y) the Stockholder has complied with all applicable law in connection with such transfer.

     7. Effect of Prohibited Transfer. The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the


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provisions set forth in this Agreement, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

     8. Restrictive Legend. All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

     The shares of stock represented by this certificate are subject to restrictions upon transfer set forth in a certain Stock Restriction Agreement between the corporation and the registered owner of this certificate. The Corporation will furnish a copy of such Agreement to the holder of this certificate upon written request and without charge.

     9. Miscellaneous.

         (a) Termination of Restrictions on Transfer. The obligations of the Stockholder and the Company hereunder with respect to Vested Shares, shall terminate upon the earliest to occur of: (i) the closing of the first underwritten public offering by the Company under the Securities Act of 1933 of any of its equity securities for its own account for cash; (ii) the sale of all or substantially all of the shares of capital stock, the assets or business of the Company, by merger, sale of assets or otherwise; or (iii) the expiration of ten (10) years from the date of this Agreement. The sale of the Vested Shares pursuant to any of the transactions described in clauses (i) and (ii) of the preceding sentence shall not be subject to the provisions of Section 5(a) and
Section 6.

         (b) Severability; Governing Law. If any provisions of this Agreement shall be determined to be illegal or unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

         (c) Injunctive Relief. It is acknowledged that it will be impossible to measure the damages that would be suffered by the Company if the Stockholder fails to comply with the provisions of this Agreement and that, in the event of any such failure, the Company will not have an adequate remedy at law. The Company shall, therefore, be entitled to obtain specific performance of each of the Stockholder's obligations hereunder and to obtain immediate injunctive relief. The Stockholder shall not urge, as a defense to any proceeding for such specific performance or injunctive relief, that the Company has an adequate remedy at law.

         (d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

         (e) Modification of Amendment. Neither this Agreement nor any provision hereof can be modified, amended, changed, discharged or terminated except by an instrument in writing, signed by the Stockholder and the Company.


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          (f) Notices. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery, upon deposit with the United States Post Office, by registered, certified mail, postage prepaid, or upon deposit with a recognized express overnight courier service, addressed, if to the Company, to 1440 Main Street, Waltham, MA 02451-1623, attention Treasurer, and if to the Stockholder, to the address shown beneath his or her respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this subsection
(f).

          (g) Merger Provision. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether oral or written, of the parties hereto concerning the subject matter hereof.

          (h) Waivers. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

          (i) Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Stockholder.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


(Corporate Seal)                   PHASE FORWARD INCORPORATED



Attest: /s/ D. Ari Buchler         By: /s/ William Porter
        --------------------           ------------------------
        Secretary                      its VP, Finance




                                   ACCEPTED


                                   /s/ John J. Schickling
                                   ----------------------------
                                   (Signature of Stockholder)

                                   John J. Schickling
                                   12 Laurel Hollow
                                   Boxford, MA 01921

                                   ----------------------------
                                   (Printed Name of Stockholder)

                                   ----------------------------
                                   (Residence Street Address)

                                   ----------------------------
                                   (City)   (State)   (Zip Code)